                                                                   EXHIBIT 10.36


                             DATED 10th OCTOBER, 2001



                              THE MASTER FELLOWS AND    (1)
                           SCHOLARS OF TRINITY COLLEGE
                                    CAMBRIDGE

                                VIRCO U.K. LIMITED      (2)

                           VISIBLE GENETICS UK LIMITED

                               VISIBLE GENETICS INC     (4)


                        ---------------------------------


                                LICENCE TO ASSIGN

                         IN RESPECT OF UNIT 184 PHASE 3
                       CAMBRIDGE SCIENCE PARK MILTON ROAD
                                    CAMBRIDGE


                        --------------------------------


                 LICENSE TO ASSIGN (WITH SURETY) ("NEW TENANCY")






                                  MILLS & REEVE
                                    CAMBRIDGE

         THIS LICENCE is made on 10th October, 2001 BETWEEN:

         (1) THE MASTER FELLOWS AND SCHOLARS OF THE COLLEGE OF THE HOLY AND UNDIVIDED TRINITY WITHIN THE TOWN AND UNIVERSITY OF CAMBRIDGE OF KING HENRY THE EIGHTH'S FOUNDATION ("LANDLORD");

         (2) VIRCO U.K. LIMITED incorporated in England with registered number 03348588 whose registered office is at Cartwright & Company 106 High Street Stevenage Hertfordshire SG1 3DW ("TENANT");

         (3) VISIBLE GENETICS UK LIMITED incorporated in England with registered number 04076100 whose registered office is at 20-22 Bedford Row London WC1R 4JS ("ASSIGNEE");

         (4) VISIBLE GENETICS INC an Ontario corporation incorporated in the Province of Ontario Canada whose registered office is at 700 Bay Street Suite 1000 Toronto Canada M5G 126 ("SURETY").

         NOW THIS DEED WITNESSES as follows:

1.       INTERPRETATION

1.1 In this License the following expressions have (unless the context otherwise requires) the following meanings:

         "ASSIGNMENT" means the assignment of the Lease by the Tenant to the Assignee authorized by this License;

         "LANDLORD" includes the immediate reversioner from time to time to the Lease;

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         "LEASE" means the lease of the Premises which is briefly described in
         Schedule 1 and includes any "collateral agreement" (as that term is defined by section 28 Landlord and Tenant (Covenants) Act 1995) mentioned in Schedule 1;

         "PREMISES" means the premises briefly described in Schedule 1;

         "TENANT COVENANT" means a "tenant covenant" as defined by section 28 Landlord and Tenant (Covenants) Act 1995.

1.2      In this License unless the context otherwise requires:

         1.2.1    words importing any gender include every gender;

         1.2.2 words importing the singular number only include the plural number and vice versa;

         1.2.3 words importing persons include firms companies and corporations and vice versa;

         1.2.4 where any obligation is undertaken by two or more persons jointly those persons will be jointly and severally liable in respect of that obligation;

         1.2.5 the headings to the clauses will not affect the interpretation.

1.3 The guarantee given by the Tenant in Schedule 2 is an authorized guarantee agreement under section 16 Landlord and Tenant (Covenants) Act 1995 and is entered into by the Tenant as a result of the Landlord having stipulated that the Landlord's consent to the Assignment is conditional upon the Tenant entering into the guarantee.

2.       GRANT OF LICENSE

2.1 At the request of the Tenant and the Surety the Landlord grants to the Tenant its license to assign the Lease to the Assignee.

3.       ASSIGNEE'S COVENANTS

3.1 The Assignee covenants with the Landlord that within 28 days of the date of completion of the Assignment it will send to the Landlord:

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         3.1.1    notice of the address to which future rent demands should be sent;

         3.1.2    a certified Copy of the deed effecting the Assignment.

4.       AUTHORIZED GUARANTEE AGREEMENT

4.1 The Tenant covenants with the Landlord as a primary obligation (and without the need for any express assignment) to observe and perform the covenants set out in Schedule 2.

5.       SURETY COVENANTS

5.1 The Surety covenants with the Landlord (and without the need for any express assignment) as a primary obligation to observe and perform the covenants set out in Schedule 3.

6.       TENANT'S COVENANT

6.1      The Tenant covenants with the Landlord:

         6.1.1 not to allow the Assignee into occupation of the Premises until completion of the Assignment; and

         6.1.2 to pay the Landlord's solicitors' and surveyors' reasonable costs incurred in connection with this License not exceeding in the case of the solicitors (pound)[ ] and (pound)[ ] for the surveyors plus (in both instances) Value Added Tax and disbursements.

7.       VALIDITY OF LICENSE

7.1 Unless the Assignment is completed within two months after the date of this License (as to which time is of the essence) this License will be void but without any obligation on the part of the Landlord to refund any costs paid by the Tenant in connection with the grant of this License.

8.       CONTINUING EFFECT OF THE LEASE

8.1 This License is restricted to the Assignment and all the covenants and conditions in the Lease so far as the law allows remain in full force and effect.

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9.       FORFEITURE

9.1 The condition for re-entry contained in the Lease is exercisable if the Tenant breaches any of the covenants and conditions in this License.

10.      RIGHTS OF THIRD PARTIES

10.1 The parties to this License do not intend that any of its terms will be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999.

11.      PROPER LAW

11.1 This License shall be governed by English Law and the Tenant the Assignee and the Surety irrevocably submit to the non-exclusive jurisdiction of the English Courts.

11.2 The Surety irrevocably authorizes and appoints McCarthy Tetrault of Pountney Hill House, 6 Laurence Pountney Hill, London EC4R 0BL (or such other form of solicitors resident in England and Wales as it may from time to time by written notice to the Landlord substitute) to accept service of all legal process arising out of or connected with this License and service on McCarthy Tetrault (or such substitute) shall be deemed to be service on the Surety.

12.      NOTICES

12.1 The Landlord shall serve on the Surety confirmatory copies of any notice served on the Tenant or Assignee in writing by courier (but at the Surety's cost) by registered post or by facsimile to the address or facsimile number set out below or as specified from time to time by the
         Surety: Attention: General Counsel, Visible Genetics Inc, 700 Bay Street, Suite 1000, Toronto, Ontario, Canada M5G 126; Fax:
         +1-416-813-3255.

13.      EXECUTION

13.1     This instrument:

         13.1.1 is executed as a deed and by its execution the parties authorize their solicitors to deliver it for them when it is dated;

         13.1.2   was delivered when it was dated.

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                                   SCHEDULE 1

                                   (THE LEASE)

         The Premises: Unit 184 Phase 3 Cambridge Science Park Milton Road Cambridge

         The Contractual Term: From 19 January 1999 to 25 March 1999 and thereafter for a term of 15 years

         The Parties: (1) the Landlord and (2) the Tenant and (3) VIRCO NV

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                                   SCHEDULE 2

                      (THE AUTHORIZED GUARANTEE AGREEMENT)

1.       In this schedule:

         "AUTHORIZED GUARANTEE AGREEMENT" means an authorized guarantee agreement within the meaning of section 16 Landlord and Tenant (Covenants) Act 1995;

         "RELEVANT VARIATION" means a relevant variation as defined in section 18(4) Landlord and Tenant (Covenants) Act 1995;

         "SECURED OBLIGATIONS" means the obligation of the Assignee:

         (a) to pay all sums from time to time due or expressed to be due to the Landlord from the Assignee under the Lease; and

         (b)      to observe and perform the Tenant Covenants in the Lease;

         "TERM" means the contractual term granted by the Lease together with the period of any holding over and any extension of the contractual term by statute or otherwise;

         "TERMINATING EVENT" means the disclaimer of the Lease (including without limitation the disclaimer by the Crown under section 656 Companies Act 1985) following the liquidation or bankruptcy of the Assignee or the Assignee being wound up or ceasing to exist.

2. This guarantee is given pursuant to a provision in the Lease requiring it to be given and is an Authorized Guarantee Agreement.

3. The Tenant unconditionally and irrevocably covenants with and guarantees to the Landlord that the Assignee will throughout the Term pay and discharge the Secured Obligations when they fall due or are expressed to fall due under the Lease for payment and discharge.

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4.       The Tenant shall upon being requested to do so by the Landlord enter into any deed of variation license consent or other document to which in each case the Assignee is a party and which is in each case supplemental to the Lease for the purpose of acknowledging that the Tenant's liabilities under this Authorized Guarantee Agreement extend to it but to the extent that the document effects a Relevant Variation paragraph 13 shall apply.

5. The guarantee and covenant in paragraph 3 shall impose on the Tenant the same liability as if the Tenant were the principal debtor in respect of the Assignee's obligations under the Lease and that liability shall continue notwithstanding (and will not be discharged in whole or in part or otherwise affected by):

         (a) any forbearance by the Landlord to enforce against the Assignee the Tenant Covenants;

         (b) the giving of time or other concessions or the taking or holding of or varying realizing releasing or not enforcing any other security for the liabilities of the Assignee;

         (c)      any legal limitation or incapacity relating to the Assignee;

         (d) the invalidity or unenforceability of any of the obligations of the Assignee;

         (e)      the Assignee ceasing to exist;

         (f) the giving and subsequent withdrawal of any notice to determine the Lease;

         (g) any increase or reduction in the extent of the Premises or in the rent payable under the Lease or any other variation to the Lease;

         (h) the disclaimer (including without limitation disclaimer by the Crown under section 656 Companies Act 1985) of the Lease;

         (i) any other act or omission of the Landlord or any other circumstances which but for this paragraph 5 would discharge the Tenant and for the purposes of this paragraph 5 the Tenant shall be deemed liable to continue to pay and discharge,.; the Secured Obligations notwithstanding any of the above matters and any money expressed to be payable by the Assignee which may not be recoverable

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         for any such reason shall be recoverable by the Landlord from the
         Tenant as principal debtor.

6. The Tenant shall if required by the Landlord in writing within three months after a Terminating Event accept a lease of the Premises for the residue of the contractual term unexpired at and with effect from the date of the Terminating Event at the same annual rent as reserved by the Lease (reviewable at the same times as the annual rent would have been reviewable under the Lease had there been no disclaimer) and subject to the same covenants and provisos (except that the Tenant shall not be required to procure that any other person is made a party to that lease as a guarantor) and the Tenant on execution of the new lease will pay the reserved rents for the period from the date of the disclaimer to the quarter day following the date of the new lease and the costs of and incidental to the new lease and will execute and deliver to the Landlord a counterpart.

7. Where the Tenant consists of more than one person and if the Landlord requires consequently more than one person to take a new lease those guarantors shall take that new lease as joint tenants.

8. Until the Secured Obligations have been paid and discharged in full the Tenant shall not without Consent exercise any rights:

         (a)      of subrogation or indemnity in respect of the Secured
                  Obligations;

         (b) to take the benefit of share in or enforce any security, or other guarantee or indemnity for the Secured Obligations;

         (c) to prove in the bankruptcy or liquidation of the Assignee in competition with the Landlord.

9. The Tenant has not taken any security from the Assignee and will not do so.

10. Any security taken by the Tenant in breach of paragraph 8 and all money at any time received in respect of it shall be held in trust for the Landlord as security for the liability of the Tenant under this Authorized Guarantee Agreement.

11. Nothing in this Authorized Guarantee Agreement shall operate so as to make the Tenant liable for anything in respect of which the Assignee is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995.

12. To the extent that this Authorized Guarantee Agreement purports to impose on the Tenant any liability for anything in respect of which the Assignee is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995 the relevant provision of this Authorized Guarantee Agreement shall to that extent only be void but that shall not affect:

         (a)      enforceability of that provision except to that extent; or

         (b)      the enforceability of any other provision of this deed.

13. The Secured Obligations shall not include obligations arising under a Relevant Variation but the making of a Relevant Variation shall not discharge the Tenant's liability under this Authorized Guarantee Agreement.

14. The liability of the Tenant under this Authorized Guarantee Agreement shall be the joint and several liability of all parties who have executed it as Tenant and all other parties who from time to time guarantee the Assignee's obligations to the Landlord and any demand for payment by the Landlord on any one or more of such persons jointly and severally liable shall be deemed to be a demand made on all such persons.

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                                   SCHEDULE 3

                               (SURETY COVENANTS)

1.       In this schedule:

         "AUTHORIZED GUARANTEE AGREEMENT" means an authorized guarantee agreement within the meaning of section 16 Landlord and Tenant (Covenants) Act 1995;

         "RELEVANT VARIATION" means a relevant variation as defined in section 18(4) Landlord and Tenant (Covenants) Act 1995;

         "SECURED OBLIGATIONS" means the obligation of the Assignee:

         (a) to pay all sums from time to time due or expressed to be due to the Landlord from the Assignee under the Lease;

         (b)      and to observe and perform:

                  (i)      the Tenant Covenants in the Lease; or

                  (ii) the covenants in any Authorized Guarantee Agreement which the Assignee gives to the Landlord consequent upon an assignment of the Lease;

         "TERM" means the contractual term granted by the Lease together with the period of any holding over and any extension of the contractual term by statute or otherwise;

         "TERMINATING EVENT" means the disclaimer of the Lease (including without limitation the disclaimer by the Crown under section 656 Companies Act 1985) following the liquidation or bankruptcy of the Assignee or the Assignee being wound up or ceasing to exist.

2. The Surety unconditionally and irrevocably covenants with and guarantees to the Landlord that the Assignee will throughout the Term pay and discharge the Secured Obligations when they fall due or are expressed to fall due under the Lease for payment and discharge.

3. The Surety shall upon being requested to do so by the Landlord enter into any deed of variation license consent or other document to which in each case the Assignee is a party and which is in each case supplemental to the Lease for the purpose of acknowledging that the Surety's liabilities under this guarantee extend to it but to the extent that the document effects a Relevant Variation paragraph 12 shall apply.

4. The guarantee and covenant in paragraph 2 shall impose on the Surety the same liability as if the Surety were the principal debtor in respect of the Assignee's obligations under the Lease and that liability shall continue notwithstanding (and will not be discharged in whole or in part or otherwise affected by):

         (a) any forbearance by the Landlord to enforce against the Assignee the Tenant Covenants or any covenants in any Authorized Guarantee Agreement;

         (b) the giving of time or other concessions or the taking or holding of or varying realizing releasing or not enforcing any other security for the liabilities of the Assignee;

         (c)      any legal limitation or incapacity relating to the Assignee;

         (d) the invalidity or unenforceability of any of the obligations of the Assignee;

         (e)      the Assignee ceasing to exist;

         (f) the giving and subsequent withdrawal of any notice to determine the Lease;

         (g) any increase or reduction in the extent of the Premises or in the rent payable under the Lease or any other variation to the Lease;

         (h) the disclaimer (including without limitation disclaimer by the Crown under section 656 Companies Act 1985) of the Lease;

         (i) any other act or omission of the Landlord or any other circumstances which but for this paragraph 4 would discharge the Surety and for the purposes of this paragraph 4 the Surety shall be deemed liable to continue to pay and discharge the Secured Obligations notwithstanding any of the above matters and any money expressed to be payable by the Assignee which may not be recoverable for any such reason shall be recoverable by the Landlord from the Surety as principal debtor.

5. The Surety shall if required by the Landlord in writing within three months after a Terminating Event accept a lease of the. Premises for the residue of the contractual term unexpired at and with effect from the date of the Terminating Event at the same annual rent as reserved by the Lease (reviewable at the same times as the annual rent would have been reviewable under the Lease had there been no disclaimer) and subject to the same covenants and provisos (except that the Surety shall not be required to procure that any other person is made a party to that lease as a guarantor) and the Surety on execution of the new lease will pay the reserved rents for the period from the date of the disclaimer to the quarter day following the date of the new lease and the costs of and incidental to the new lease and will execute and deliver to the Landlord a counterpart.

6. Where the Surety consists of more than one person and if the Landlord requires consequently more than one person to take a new lease those persons shall take that new lease as joint tenants.

7. Until the Secured Obligations have been paid and discharged in full the Surety shall not without Consent exercise any rights:

         (a)      of subrogation or indemnity in respect of the Secured
                  Obligations;

         (b) to take the benefit of share in or enforce any security or other guarantee or indemnity for the Secured Obligations;

         (c) to prove in the bankruptcy or liquidation of the Assignee in competition with the Landlord.

8. The Surety has not taken any security from the Assignee and will not do so.

9. Any security taken by the Surety in breach of paragraphs 8 and 9 and all money at any time received in respect of it shall be held in trust for the Landlord as security for the liability of the Surety under this guarantee.

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10.      Nothing in this guarantee shall operate so as to make the Surety liable for anything in respect of which the Assignee is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995.

11. To the extent that this guarantee purports to impose on the Surety any liability for anything in respect of which the Assignee is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995 the relevant provision of this guarantee shall to that extent only be void but that shall not affect:

         (a)      enforceability of that provision except to that extent; or

         (b)      the enforceability of any other provision of this guarantee.

12. The Secured Obligations shall not include obligations arising under a Relevant Variation but the making of a Relevant Variation shall not discharge the Surety's liability under this guarantee.

13. The liability of the Surety under this guarantee shall be the joint and several liability of all parties who have executed it as Surety and all other parties who from time to time guarantee the Assignee's obligations to the Landlord and any demand for payment by the Landlord on any one or more of such persons jointly and severally liable shall be deemed to be a demand made on all such persons.


The common seal of THE MASTER                                 )
FELLOWS AND SCHOLARS OF                                       )
TRINITY COLLEGE CAMBRIDGE was                                 )
affixed in the presence of                                    )




....................................................
Senior Bursar

....................................................
Junior Bursar

Signed as a deed by VIRCO U.K. LIMITED                        )
acting by [a director and its secretary] [two                 )
directors]                                                    )


.........................................................

Director


.........................................................
Director/Secretary


Signed as a deed by VISIBLE GENETICS                          )
UK LIMITED acting by [ a director and its                     )
secretary] [two directors]


.........................................................

Director


.........................................................

Director/Secretary


Signed as a deed by VISIBLE GENETICS                          )
INC. a corporation incorporated in the                        )
Province of Ontario by [                 ] and                )
[                        ] being persons who in               )
accordance with the laws of that territory are                )
acting under the authority of the corporation                 )


.........................................................

Chairman/President/Vice-President


.........................................................

Any officer or director

                                                                      SCHEDULE A


                             DATED JANUARY 19, 1999

                       THE MASTER FELLOWS AND SHCOLARS OF
                          TRINITYCOLLEGE CAMBRIDGE (1)

                             VIRCO U.K. LIMITED (2)

                                  VIRCO NV (3)



                       -----------------------------------

                                     LEASE

                                      -OF-

                                UNIT 184 PHASE 3
                             CAMBRIDGE SCIENCE PARK
                             MILTON ROAD, CAMBRIDGE

                       -----------------------------------




                       Term:                 15 years (plus broken quarter
                       Initial Rent:         (pound)286,000 per annum
                       Rent Review dates:    Every five years
                       Expiry Date:          March 24, 2014









                                 MILLS & REEVE
                                   Cambridge

Definitions and Interpretation.....................................................................................1

The demise habendum and reddendum..................................................................................4

Tenant's covenants.................................................................................................5

Landlord's covenants...............................................................................................5

Proviso agreement and declaration..................................................................................5
   Forfeiture......................................................................................................5
   Notices  .......................................................................................................6
   Rent abatement..................................................................................................6
   Part II Landlord and Tenant At 1954.............................................................................7
   Warranties......................................................................................................7
   Landlord's powers to deal with the Landlord's Neighboring Premises..............................................7
   Arbitration.....................................................................................................7
   Landlord's obligations..........................................................................................7
   Value added tax proviso.........................................................................................7
   Rights of access or entry.......................................................................................8

Surety's covenant..................................................................................................8

Proper law.........................................................................................................8

Schedule 1.........................................................................................................9
   The property and rights included in this demise.................................................................9
      Part 1 - The property........................................................................................9
      Part 2 - The rights..........................................................................................9

Right to services..................................................................................................9

Right of way.......................................................................................................9

Schedule 2.........................................................................................................10
   Part 1 - Exceptions and reservations in favor of the Landlord...................................................10

Right to services..................................................................................................10

Right to light and air.............................................................................................10

Right to support...................................................................................................10

Right to enter.....................................................................................................10

Right to enter to cultivate........................................................................................10
      Part 2 - Existing Encumbrances...............................................................................11

Schedule 3.........................................................................................................12
   The rents payable by the Tenant.................................................................................12
      Part 1 - Rents payable quarterly.............................................................................12


Definitions........................................................................................................12

The rent review....................................................................................................13

Memorandum of agreement as to rent.................................................................................13

Where assessment of rent delayed...................................................................................13

Intermediate rent periods..........................................................................................13
      Part 2 - Rents payable upon demand...........................................................................14

Insurance Rent.....................................................................................................14

Rent for common parts..............................................................................................14

Service rent.......................................................................................................15

Interest on arrears................................................................................................15

Insurance excess...................................................................................................16

Schedule 4.........................................................................................................16
   Tenant's covenants..............................................................................................16

To pay rent........................................................................................................16

To Pay outgoings...................................................................................................16

To repaid and decorate.............................................................................................16

Not to make alterations............................................................................................17

To permit entry....................................................................................................18

To repair on notice................................................................................................18

To pay Landlord's costs............................................................................................19

As to use and safety...............................................................................................19

Not to sue for unlawful or illegal purposes or cause nuisance......................................................19

Not to reside......................................................................................................20

As to user.........................................................................................................20

To keep open and security..........................................................................................20

Displays and advertisements........................................................................................21

To keep clean......................................................................................................21


To comply with Enactments and give notice..........................................................................21

To comply with the Planning Acts...................................................................................22

Insurance..........................................................................................................23

To Indemnify.......................................................................................................23

Dealings with the Premises.........................................................................................24

To give notice of assignment, devaluation, etc.....................................................................27

As to loss or acquisition of easements.............................................................................27

To produce plans/documents.........................................................................................27

Not to interfere with reserved rights..............................................................................27

To permit entry for reletting, etc.................................................................................28

To yield up........................................................................................................28

New surety.........................................................................................................28

As to value added tax..............................................................................................28

As to maintenance contracts........................................................................................29

Statutory acquisitions.............................................................................................29

Fire fighting appliances...........................................................................................29

Existing Encumbrances..............................................................................................29

Not to obstruct....................................................................................................29

To comply with regulations.........................................................................................30

As to water supply.................................................................................................30

To comply with Planning Agreements.................................................................................30

To pay cost of damage..............................................................................................31

Schedule 5.........................................................................................................31
   Landlord's covenants............................................................................................31

As to quiet enjoyment..............................................................................................31

To insure..........................................................................................................31

Schedule 6.........................................................................................................32



   Surety's covenants and agreements...............................................................................32

Covenants by Surety................................................................................................32

Agreements by Surety...............................................................................................32

Schedule 7.........................................................................................................34
   Guarantee Agreement.............................................................................................34

Definitions and interpretation.....................................................................................34

Guarantee..........................................................................................................35

New lease..........................................................................................................35

Security taken by Guarantor........................................................................................36

Limitation on Guarantor's liability................................................................................36

Joint and several Guarantors.......................................................................................36

THIS LEASE is made on January 19, 1999 BETWEEN

(1) (the "Landlord") THE MASTER FELLOWS AND SCHOLARS OF THE COLLEGE OF THE HOLY AND UNDIVIDED TRINITY WITHIN THE TOWN AND UNIVERSITY OF CAMBRIDGE OF KING HENRY THE EIGHTH'S FOUNDATION

(2) (the "Tenant") VIRCO U.K. LIMITED (company number 03348588) whose registered office is c/o Cartwright & Company, 106 High Street, Stevenage, Herts. SG1 3DW

(3) (the "Surety") VIRCO NV of Central Biological Laboratory, Inter City Business Park, Gen de Witterlaan L11B4, 2800 Mechelen, Belgium

WHEREAS, the Premises are held by the Landlord which is an exempt charity;

NOW THIS LEASE WITNESSETH as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      In this Lease unless the context otherwise requires:

         "Agreement" means an agreement dated November 25, 1998 and made between the parties hereto in like order.

         "Basic Rent" means (pound)286,000 per annum exclusive of value added tax (subject to increase as provided in part 1 of schedule 3).

         "Connected Person" means any person, firm or company which is connected with the Tenant for the purposes of section 839 Income and Corporation Taxes Act 1988.

         "Consent" means an approval permission authority license or other relevant form of approval given by the Landlord in writing.

         "Enactments" shall include all present and future Acts of Parliament (including but not limited to the Public Health Acts 1975 to 1961, the Factories Act 1961, the Offices Shops and Railway Premises Act 1963, the Fire Precautions Act 1971, the Defective Premises Act 1972, the Health and Safety at Work, etc. Act of 1974 and the Planning Acts) and all notices, directions, orders, regulations, bye-laws, rules and conditions under or in pursuant of or deriving effect therefrom and any reference herein to a specific enactment or enactments (whether by reference to its or their short title or otherwise) shall include a reference to any enactment amending or replacing the same and any future legislation of a like nature.

         "the Estate" shall mean Cambridge Science Park shown edged blue on the Plan situate adjoining Milton Road partly in the City of Cambridge and partly in the County of Cambridgeshire (together with any such further neighboring area in respect of which the Landlord or its lessees may from time to time or at any time during the Period of Limitation receive planning permission to develop for uses similar or ancillary to the use of the said area edged blue and which the Landlord during the Period of Limitation elects to include in Cambridge Science Park.

         "Existing Encumbrances" means the matters set out in part 2 of schedule 2.

         "Group Company" means any company of which the Tenant is a Subsidiary or which has the same Holding Company as the Tenant where Subsidiary and Holding Company have the meanings given to them by section 736 Companies Act 1985.

         "Insured Risks" means at any particular time the risk of loss or damage by fire, storm, flood, explosion, riot, civil commotion, bursting or overflow of water tanks, boilers or apparatus impact by road vehicles or aircraft and other aerial devices or articles dropped therefrom and the risk of any other kind of loss or damage which the Landlord may from time to time in their discretion (to be exercised reasonably) deem it desirable to insure against and against which they shall at that particular time have a policy of insurance in effects subject to such exclusions and limitations as the insurers may impose and subject in every case to the availability of insurance cover against the risk and subject to the conditions on which and to the extent that insurance cover against each risk is generally available in relation to property such as the Premises.

         "Interest" shall mean interest at the yearly rate of four percent above the base rate published from time to time by Barclays Bank PLC or (in the event of base rate or Barclays Bank PLC ceasing to exist) such other equivalent rate of interest as the Landlord may from time to time in writing specify.

         "Landlord" includes the immediate reversioner to this Lease from time to time.

         "Landlord's Neighboring Premises" means any land or buildings now or hereafter during the Period of Limitation erected adjoining or neighboring the Premises (whether beside, under or over) which belong to the Landlord now or hereafter during the Period of Limitation.

         "Lettable Unit" shall mean a pat of the building on the Premises designed or intended for letting or exclusive occupation or capable of being used for separate self-contained occupation which odes not prejudice the use of the remainder of the building on the Premises for separate self-contained occupation.

         "Period of Limitation" means the period of eighty years commencing on the date hereof or such longer period as the law may permit (which period is hereby specified as the perpetuity period applicable to this Lease under the rule against perpetuities).

         "the Plan" shall mean the plan annexed hereto.

         "the Planning Acts" means the Town and Country Planning Acts of 1948 to 1990, the "Planning Hazardous Substances Act 1990, the Planning Listed Buildings and Conservation Areas Act 1990, the Local Government Planning and Land Act 1980 and all notices, directions, orders, regulations, bye-laws, rules and conditions under or in pursuance of or deriving effect therefrom from time to time and any reference herein to these or any other Act or Acts shall include a reference to any statutory modification or re-enactment thereof for the time being in force and any future legislation of a like nature.

         "the Planning Agreements" shall mean:

         (a) an agreement dated 8th November 1971 made pursuant to section 37 of the Town and Country Planning Act 1962 between the County Council of the Administrative County of Cambridgeshire and Isle of Ely(1) and the Landlord(2); and

         (b) an agreement dated 19th August 1975 made pursuant to section 52 of the Town and Country Planning Act 1971 between the same parties and in the same order as the section 37 agreement; and

         (c) an agreement dated 2nd February 1982 made pursuant to section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council(1) and the Landlord(2); and

         (d) an agreement dated 26th June 1984 made pursuant to section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council(1) and the Landlord(2); and

         (e) an agreement dated 2nd June 1988 made pursuant to section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council(1) and the Landlord(2).

         "the Premises" means the property hereby demised as described in part 1 of schedule 1 including all Service Channels in, on or under such property and fixtures and fittings (other than trade or tenant's fixtures and fittings) therein together with all additions, alterations and improvements to such property.

         "Schedule of Condition" means a schedule of conditions made between the Landlord(1) and Cantab Pharmaceuticals Research Limited (2) in relation to the Premises dated 15th August 1997, a copy of which is annexed hereto.

         "Service Channels" means all such flues, sewers, drains, ditches, pipes, wires, watercourses, cables, channels, gutters, ducts and other conductors of services and plumbing and ventilating equipment and motors appurtenant thereto as are now existing or which may be constructed or laid during the Term and within the Period of Limitation as herein defined.

         "the Surety" shall include the Surety's successors whether by substitution or otherwise including personal representatives.

         "Surveyor" means the surveyors, consulting engineers and agents for the time being of the Landlord.

         "the Tenant" shall include the person in whom the Term is presently vested.

         "the Term" means the total period of demise hereby granted and (other than in the case of the references to the term in the definition of "Relevant Date" and in the habendum of this Lease) includes any period of holding over or any extension or continuance of the contractual term by Enactment or otherwise.

1.2 Words importing the masculine gender only include the feminine gender and vice versa and include any body of persons, corporate or unincorporated words importing the singular number only include the plural number and vice versa and the word "person" shall include any body of persons corporate or unincorporated and all covenants by any party hereto shall be deemed to be joint and several covenants where that party is more than one person and any covenant by the Tenant to do or not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted by any person under the Tenant's control.

1.3      (a)      References to numbered clauses and schedules are references to the relevant clause or schedules to this Lease and references to numbered paragraphs are references to the numbered paragraphs of that schedule or the part of the schedule in which they appear.

         (b) The clause, paragraph and schedule headings do not form part of this Lease and are not to be taken into account when construing it.

1.4      This instrument:

         (a) is executed as a deed and by its execution the parties authorize their solicitors to deliver it for them when it is dated; and

         (b)      was delivered when it was dated.

1.5 This Lease is a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995.

2.        THE DEMISE HABENDUM AND REDDENDUM

2.1 In consideration of the several rents and covenants on the part of the Tenant and the Surety herein respectively reserved and contained the Landlord HEREBY DEMISES unto the Tenant ALL THOSE premises more particularly described in part 1 of schedule 1 TOGETHER WITH (in common with the Landlord, their lessees and assigns and all other persons from time to time having the like rights) the rights set out in part 2 of schedule 1 EXCEPT AND RESERVING UNTO THE LANDLORD and its successors in title assigns and lessees and all persons from time to time authorized by it the interests, rights, reservations and exceptions more particularly set out in part 1 of schedule 2 TO HOLD the Premises unto the Tenant SUBJECT to any or all easements and other rights (if any) now subsisting over or which may affect the same (including any such as are more particularly set out in part 2 of schedule 2) from January 19, 1999 to March 25, 1999 and thereafter for the term of 15 years but determinable nevertheless as hereinafter provided YIELDING AND PAYING THEREFOR unto the Landlord during the Term by way of rent:

         (a) from the date of this Lease until March 18, 1999 a peppercorn if demanded and thereafter;

         (b) yearly and proportionately for any fraction of a year the Basic Rent the first such payment or a proportionate part thereof in respect of the period from March19, 1999 to March 25, 1999 to be made on the date hereof and thereafter such rents to be paid by equal quarterly installments in advance on the four usual quarter days in every year;

         (c)      on demand the rents specified in part 2 of schedule 3;

         (d) any other sums which may become due from the Tenant to the Landlord under the provisions of this Lease;

         all such payments to be made without any deductions.

3.       TENANT'S COVENANTS

3.1 The Tenant HEREBY COVENANTS with the Landlord to observe and perform all the covenants and provisions on the Tenant's part set out in schedule 4.

4.       LANDLORD'S COVENANTS

4.1 The Landlord HEREBY COVENANTS with the Tenant whilst the reversion to this Lease is vested in the Landlord to observe and perform all the covenants and provisions on the Landlord's part set out in schedule 5 but not so as to impose any personal liability upon the Landlord except for the Landlord's own acts and defaults.

5.       PROVISO AGREEMENT AND DECLARATION

5.1      FORFEITURE

         Without prejudice to any other rights of the Landlord if:

         (a) the whole or part of the rent remains unpaid twenty-one days after becoming due (whether demanded or not); or

         (b) any of the Tenant's covenants in this Lease are not performed or observed; or

         (c) the Tenant or any guarantor or surety of the Tenant's obligations under this Lease (including the Surety):

                  (i) proposes or enters into any composition or arrangement with its creditors generally or any class of its creditors; or

                  (ii) is the subject of any judgment or order made against it which is not complied with within seven days or is the subject of any execution , distress, sequestration or other process leveled upon or enforced against any pat of its undertaking property, assets or revenue; or

                  (iii)    being a company:

                           (A) is the subject of a petition presented or an order made or a resolution passed or analogous proceedings taken for appointing an administrator of or winding up such company (save for the purpose of and followed within four months by an amalgamation or reconstruction which does not involve or arise out of insolvency or given rise to a reduction in capital and which is on terms previously approved by Landlord); or

                           (B)      an encumbrancer takes possession or
                                    exercises or attempts to exercise any power of sale or a receiver or administrative receiver is appointed of the whole or any part of the undertaking property, assets or revenues of such company; or

                           (C) stops payment or agrees to declare a moratorium or becomes or is deemed to be insolvent or unable to pay its debts within the meaning of section 123 Insolvency Act 1986; or

                           (D) without prior consent ceases or threatens to cease to carry on its business in the normal course from the Premises; or

                  (iv)     being an individual:

                           (A) is the subject of a bankruptcy petition o bankruptcy order; or

                           (B) is the subject of an application or order or appointment under section 253 or section 273 or section 286 Insolvency Act 1986; or

                           (C) is unable to pay or has no reasonable prospect of being able to pay his debts within the meaning of sections 267 and 268 Insolvency Act 1986.

         (d) any event occurs or proceedings are taken with respect to the Tenant or any guarantor of the Tenant's obligations under this Lease (including the Surety) in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events mentioned in clause 5.1(c);

         then and in any of such cases the Landlord may at any time (and notwithstanding the waiver of any previous right of re-entry) re-enter the Premises whereupon this Lease shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any previous breach by the Tenant of this Lease.

5.2      NOTICES.

         Any notice under this Lease shall be in writing and any notice

         (a) to the Tenant or the Surety shall be deemed to be sufficiently served if:

                  (i)      left addressed to the Tenant on the Premises; or

                  (ii) sent to the Tenant or the Surety by post at the last known address or (if a Company) registered office of the Tenant or the Surety; and

         (b)      to the Landlord shall be deemed to be sufficiently served if:

                  (i) sent to the Landlord by post at the last known address or (if a Company) registered office of the Landlord; or

                  (ii) whilst the reversion immediately expectant on the determination of the Term is vested in the original Landlord (as named herein) addressed to the Landlord's Senior Bursar and delivered to him personally or sent to him by post.

5.3      RENT ABATEMENT.

         If the Premises are destroyed or rendered wholly or partly unfit for use by any of the Insured Risks then (provided the destruction or damage is not caused by the act or default of the Tenant or any person on the Premises with the Tenant's express or implied authority or any predecessor in title of any of them so that the insurance policy effected by the Landlord is vitiated or payment of any part of the policy money is withheld), the whole or a fair proportion of the Basic Rent and (in the case of the premises being wholly unfit for use), the rents specified in paragraph 3 of part 2 of schedule 3 according to the extent of the damage sustained shall cease to be payable for the shorter of a period of three years or the period during which the Premises remain unfit for use and any dispute with reference to this proviso shall be referred to arbitration in accordance with the Arbitration Act 1996.

5.4      PART II LANDLORD AND TENANT AT 1954

         If this Lease is within Part II of the Landlord and Tenant Act 1954 then subject to the provisions of subsection (2) of section 38 of that Act neither the Tenant nor any assignee or undertenant of the Term or of the Premises shall be entitled on quitting the Premises to any compensation under section 37 of that Act.

5.5      WARRANTIES

         The Tenant hereby acknowledges and admits that the Landlord has not given or made any representation or warranty that the use of the Premises herein authorized is or will remain a permitted use under the Planning Acts.

5.6      LANDLORD'S POWERS TO DEAL WITH THE LANDLORD'S NEIGHBORING PREMISES

         Notwithstanding anything herein contained, the Landlord and all persons authorized by the Landlord shall have power without obtaining any consent from or making any compensation to he Tenant to deal as the Landlord may think fit with the Estate and the Landlord's Neighboring Premises and to erect thereon or on any part thereof any building whatsoever and to make any repairs, alterations or additions and carry out any demolition ore rebuilding whatsoever (whether or not affecting the light or air to the Premises) which the Landlord may think fit or desire to do.

5.7      ARBITRATION

         (Unless the Lease otherwise provides) if any dispute or difference shall arise between the parties hereto touching these presents or the rights or obligations of the parties hereunder, such dispute and difference shall in the event of this Lease expressly so providing and otherwise may by agreement between the parties be referred to a single arbitrator to be agreed upon the parties hereto or in default of agreement to be nominated by the President or Vice President for the time being of the Royal Institution of Chartered Surveyors on the application of any party in accordance with and subject to the provisions of the Arbitration Act 1996.

5.8      LANDLORD'S OBLIGATIONS

         Nothing herein contained shall render the Landlord liable (whether by implication of law or otherwise howsoever) to do any act or thing which the Landlord has not expressly covenanted to carry out, provide or do in schedule 5.

5.9      VALUE ADDED TAX PROVISO

         Any consideration on supplies made by the Landlord under this Lease is exclusive of value added tax (or substituted tax).

5.10     RIGHTS OF ACCESS OR ENTRY

         The exercise of all rights of entry onto the Premises by the Landlord or those authorized by the Landlord shall be subject to the following conditions:

         (a)      reasonable prior notice must be given save in emergency;

         (b) the persons so entering must cause as little disturbance and inconvenience as practicable to the Tenant;

         (c) the persons so entering must comply with all reasonable requirements stipulated by the Tenant having particular regard to the Tenant's use and business carried on at the Premises; and

         (d) must make good any damage caused to the reasonable satisfaction of the Tenant as speedily as practicable.

6.       SURETY'S COVENANT

6.1 The Surety (in consideration of this demise having been made at the Surety's request) hereby covenants with the Landlord (as principal and not merely as guarantor) that the Surety will observe and perform the covenants, agreements and declarations set out in schedule 6.

7.       PROPER LAW

7.1 This Lease shall be governed by English Law and the Tenant and the Surety irrevocably submit to the non-exclusive jurisdiction of the English Courts.

7.2 The Surety irrevocably authorizes and appoints Hewitson Becke & Shaw of 42 Newmarket Road, Cambridge (or such other firm of solicitors resident in England and Wales as it may from time to time by written notice to the Landlord substitute) to accept service of all legal process arising out of or connected with this Lease and service on Hewitson Beck & Shaw (or such substitute) shall be deemed to be service on the Surety.

                                   SCHEDULE 1

                 THE PROPERTY AND RIGHTS INCLUDED IN THIS DEMISE

                             PART 1 - THE PROPERTY.

ALL THAT piece or parcel of land forming part of Cambridge Science Park containing 1,897.82 square meters more or less as the same is more particularly delineated on the Plan and thereon edged red together with the care parking spaces laid out thereon and the buildings standing thereon or on some part thereof.

                               PART 2 - THE RIGHTS

1.       RIGHT TO SERVICES

1.1 At all times hereafter, the right of passage and running of appropriate services (including, but not limited to, gas, water, electricity, telecommunications, surface water and foul water) through the Services Channels now, under or across the Estate or the Landlord's Neighboring Premises, and to make connection with such Service Channels, or any of them for the purpose of exercising the said rights and all such rights of access for the Tenant and the Tenant's lessees and employees as may from time to time be reasonably required for the purpose of laying, inspecting, cleansing, repairing, maintaining, renewing or adding to such Service Channels or any of them, but the enjoyment of the aforesaid rights shall be subject to the Tenant or other person or person's exercising the same or having the benefit thereof being liable to make good all damage to the Estate or the Landlord's Neighboring Premises thereby occasioned with reasonable dispatch.

2.       RIGHT OF WAY

2.1 The right of way for all purposes reasonably necessary for the use and enjoyment of the Premises for the purposes herein authorized, but not further or otherwise, with or without vehicles over the roadways colored brown on the Plan.

                                   SCHEDULE 2

          PART 1 - EXCEPTIONS AND RESERVATIONS IN FAVOR OF THE LANDLORD

1.       RIGHT TO SERVICES

1.1 At all times hereafter the right of passage and running of appropriate services through the Service Channels forming part of the Premises and to make connection with such Service Channels or any of them for the purpose of exercising the said rights and all such rights of access for the Landlord, the Surveyor and the Landlord's lessees and employees, and all persons from time to time authorized by the Landlord as may from time to time be reasonably required for the purpose of laying, cleanings, repairing, maintaining, renewing or adding to such Service Channels or any of them, but the enjoyment of the aforesaid rights shall be subject to the Landlord or other person or person's exercising the same or having the benefit thereof being liable to make good all damage to the Premises thereby occasioned with reasonable dispatch.

2.       RIGHT TO LIGHT AND AIR

2.1 Tenant shall not be entitled to any right of access of light or air to the Premises which would restrict or interfere with the user of the Estate or any of the Estate or the Landlord's Neighboring Premises for building or otherwise howsoever.

3.       RIGHT TO SUPPORT

3.1 The right to support and shelter and all other rights and privileges in the nature of easements and quasi-easements now or thereafter belonging to or enjoyed by the Estate or the Landlord's Neighboring Premises.

4.       RIGHT TO ENTER

4.1 At all times during the Term the right with or without the Surveyor, the Landlord's employees and workmen, and any persons authorized by them to enter the Premises for the purpose of doing any act, matter or thing in respect of which the Landlord is permitted entry to the Premises under Schedule 4, upon the terms therein stated, and for all such other requirements of the Landlord, as in the opinion of the Landlord, shall be reasonably necessary such reservation to be in addition to, and not in substitution for or limitation of, any other rights exceptions or reservations to which the Landlord is entitled hereunder.

5.       RIGHT TO ENTER TO CULTIVATE

5.1 A right of access at all times together with the Surveyor, the Landlord's employees, servants, workmen and all persons authorized by the Landlord, to all such parts of the Premises as shall from time to time be unbuilt upon for the purpose of cultivating, planting, maintaining and landscaping the same n such manner as shall, in the discretion (to be exercised reasonably) of the Landlord, from time to time, seem appropriate.

                         Part 2 - Existing Encumbrances

(1) The easements, rights, covenants and other matters contained or referred to in the Planning Agreements.

(2) All other easements, rights, covenants and other matters affecting the Premises.

                                   SCHEDULE 3

                         THE RENTS PAYABLE BY THE TENANT

                        PART 1 - RENTS PAYABLE QUARTERLY

1.       DEFINITIONS

1.1 In this part of this schedule the following words shall have the followings meanings:

         (a) the "Relevant Date" shall mean March 25, 2004 and every fifth anniversary of that date.

         (b) "the Full Open Market Yearly Rent" shall mean the best yearly rent for which the whole of the Premises might reasonably be expected to let in the open market by a willing landlord to a willing tenant (after the expiry of any rentfree period or period of concessionary rent which may then be usual on the grant of a new lease to enable the tenant to fit out the Premises) on the assumption (if not fact) that:

                  (i) the Premises are fully repaired, maintained and decorated in accordance with the provisions of this Lease and are vacant and fit for immediate occupation and use (and all statutory requirements are complied with and all requisite consents and permissions therefore have been obtained) and that no work has been carried out thereon which would diminish the rental value of the Premises and that in case the Premises had been damaged or destroyed by any of the Insured Risk they had been fully restored in accordance with the terms hereof; and

                  (ii) the lease of the Premises shall be for a term of years certain for a term equal to the longer of 15 years or the unexpired residue of the Term (taking into account the tenant's right to apply to the court for the grant of a new tenancy under Part II Landlord and Tenant Act 1954) without payment of a fine or premium or any other form of inducement being offered or received and upon the same terms, provisions, agreements and declarations (other than as to the amount of rent and any rent-free period hereunder but including like provisions for the review of rent to those herein contained) and covenants on the part of the Landlord and the Tenant as those herein contained.

         there being disregarded:

                           (A) any effect on rent of the fact that the Tenant or any undertenant or their respective predecessors in title have been in occupation of the Premises; and

                           (B) any good will attached to the Premises by reason of trade or business carried on therein by the Tenant or any undertenant or their respective predecessors in title; and

                           (C) any effect on rent of any improvements to the Premises (being an improvement effected or completed within a period of twenty-one years immediately preceding the Relevant Date on which the rent is being reviewed) carried out by the Tenant or any undertenant or their respective predecessors in title in that capacity with the prior consent in writing of the Landlord other than an improvement effected at the expense of the Landlord or in pursuance of an obligation to the Landlord whether under this Lease or otherwise PROVIDED THAT the Landlord or their predecessors in title have not had or been entitled to vacant possession of the Premises since the improvement was carried out save in respect of improvements carried out by predecessors occupying the Premises by virtue of a lease dated December 4, 1985; and

                           (D) as far as may be permitted by law all restrictions whatsoever relating to rent contained in any Enactments (whether relating to the method of determination of rent otherwise).

2.       THE RENT REVIEW

2.1 At each Relevant Date the rent shall be reviewed in accordance with the provisions of this part of this schedule and from and after each Relevant Date the Tenant shall pay to the Landlord by way of rent in respect of the Premises whichever is the greater of:

         (a) the maximum yearly rent payable hereunder immediately prior to that Relevant Date; and

         (b) the Full Open Market Yearly Rent for the Premises at that Relevant Date such Full Open Market Yearly Rent to be determined (in default of agreement between the Landlord and the Tenant) by arbitration in accordance with clause 5.7 of this Lease on the application of the Landlord or the Tenant made at any time before or after that Relevant Date.

3.       MEMORANDUM OF AGREEMENT AS TO RENT

3.1 As soon as practicable after the agreement or determination of the amount of the Full Open Market Yearly Rent a memorandum recording the same shall be endorsed on or otherwise annexed to the Original and Counterpart of this Lease.

4.       WHERE ASSESSMENT OF RENT DELAYED

4.1 Should the rent to be agreed or determined in accordance with paragraph 2 (herein in this paragraph 4.1 called "the New Rent") not have been agreed or determined as aforesaid by an Relevant Date then the Tenant shall on and after that day pay rent at the rate equal to the rent payable immediately before that Relevant Date (herein in this paragraph
         4.1 called "the Old Rent") and so soon as the New Rent shall have been agreed or determined as aforesaid, the Tenant shall forthwith pay to the Landlord by way of additional rent the difference between the New Rent and the Old Rent for each quarter for which the New Rent should have been paid together with interest at 4% below the rate specified in the definition of Interest thereon from the date upon which the same became payable until the date of payment.

5.       INTERMEDIATE RENT PERIODS

5.1 If at any Relevant Date the Landlord shall be obliged legally or otherwise to comply with any Enactments dealing with the control or rent and which shall restrict or modify the Landlord's right to review the Old Rent or to receive the New Rent (which expressions are defined in paragraph 4.1) in accordance with the terms hereof then the Landlord shall as often as such Enactment is removed, relaxed or modified be entitled to give not less than one month's notice in writing (herein called "an Intermediate Rent Review Notice") to the Tenant expiring not earlier


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

         than the date of each such removal, relaxation or modification to introduce an intermediate review of rent additional to the reviews of rent specified in this part of this schedule and the expiry of the Intermediate Rent Review Notice shall be deemed to be the Relevant Date for the purpose of paragraphs 2, 3 and 4 PROVIDED THAT nothing herein contained shall vary or modify any subsequent Relevant Date as defined in paragraph 1.1(a).

                       PART 2 - RENTS PAYABLE UPON DEMAND

1.       INSURANCE RENT

1.1 A sum or sums of money equal to the amount or amounts which the Landlord shall form time to time incur in or in respect of effecting or maintaining the insurance t reasonably competitive rates of the Premises in accordance with the Landlord's covenant contained in paragraph 2 of schedule 5 and all processional fees which the Landlord may from time to time incur in connection with the valuation of the Premises for insurance purposes.

2.       RENT FOR COMMON PARTS

2.1 A proper proportion attributable to the Premises of the cost and expense reasonably incurred of making repairing, maintaining. renewing, rebuilding, cleansing and operating all ways, roads, payments, Service Channels, yards, bicycle stores, vehicle parks and gardens, fences, party walls and structures and any installations, equipment, fittings, fixtures, easements, appurtenances or conveniences which shall belong to or be used by the Premises in common with the Estate and the Landlord's Neighboring Premises and with any other premises adjoining or neighboring or over or under the Premises (or any of them) including architect's and surveyor's fees properly incurred in connection with such works (such proper proportion to be certified by the Surveyor whose certificate shall be final and binding on the Tenant).

3.       SERVICE RENT

3.1      A service rent in respect of:

         (a) the maintenance, repair, cultivation and management of the Estate including all roads, ways and paths, service channels, amenity grounds and cultivated areas (whether situate thereon or otherwise serving the same); and

         (b) all such other matters whatsoever which in the opinion of the Surveyor shall be necessary to maintain high standards for a development of such a character including (without prejudice to the generality hereof) a national figure as certified by the Surveyor equivalent to the reasonable market rental for the time being of any premises provided by the Landlord on the Estate being used or occupied (whether with or without rental) to enable the Landlord, the Surveyor and their respective servants or employees to implement and carry out such maintenance repairs, cultivation and management of the Estate and all other matters as aforesaid but less any rental thereof received by the Landlord;

         such service rent to be in the reasonable opinion of the Surveyor such as shall be just and equitable in all the circumstances PROVIDED ALWAYS THAT such service rent shall not include any sum in respect of the cost of the initial laying out or construction of the matters referred to in paragraphs 3.1(a) and 3.1(b) above or any work or costs arising out of or in connection with such initial construction.

4.       INTEREST ON ARREARS

4.1 Interest on any monies payable by the Tenant to the Landlord under any covenant or provision of this Lease which remain unpaid for seven days shall be payable by the Tenant such Interest to be calculated from the date when such monies were due until the date when such monies are received by the Landlord PROVIDED THAT the provisions of this paragraph
         4.1 shall not prejudice any rights or remedies of the Landlord in respect of any breach of any of the covenants on the part of the Tenant herein contained.

5.       INSURANCE EXCESS

5.1 If a claim arising under any policy of insurance effected by the Landlord upon the Premises shall be subject to any insurance excess notified to the Tenant in writing at the time of renewal of the policy the Tenant shall reimburse or otherwise indemnify the Landlord against the amount of such excess.



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

                                   SCHEDULE 4

                               TENANT'S COVENANTS

1.       TO PAY RENT

1.1 To pay to the Landlord the rents hereby reserved (including but not limited to the rent as reviewed from time to time in accordance with part 1 of schedule 3) at the times and in the manner herein appointed for payment thereof without any deduction set off or (except as provided by clause 5.3 of this Lease) abatement whatsoever and to pay those rents reserved in part 1 of schedule 3 by standing order to the bankers of the Landlord or as it shall direct.

2.       TO PAY OUTGOINGS

2.1 To pay and discharge all rates taxes duties assessments charges impositions and outgoings whatsoever (whether parliamentary local public utility or of any other description and whether or not of a recurrent name) now or at any time during the Term taxed, assessed, charged, imposed upon or payable in respect of the Premises or any part thereof a by the Landlord or Tenet a owner or occupier m respect thereof, except any payable in respect of dealings with the reversion or on rents received (other than Value Added Tax).

3.       TO REPAID AND DECORATE

3.1 Well and substantially to cleanse, maintain and repair the Premises and every part thereof (including all additions the and all fixtures, fittings, plant and machinery therein and improvements thereto and the Service Channels forming part of the Premises and the boundary structures (if any) of the Premises) and drains connecting to the Premises to and as far as the common drain.

3.2 As and when reasonably required by the Landlord to clean (and to repaint where appropriate) all external surfaces of the buildings from time to time comprised in the Premises.

3.3 Without prejudice to the generality of paragraphs 3.1 and 3.2, to paint (or otherwise decorate) with two coats of paint (or other suitable materials) all such parts of the Premises as have been usually painted (or otherwise decorated) such painting (or other decoration) to be:

         (a) as to the outside in every third year of the Term and with such colors as have been approved by the Surveyor; and

         (b)      as to the inside, in every fifth year of the Term; and

         (c) as to both the outside and the inside, in the last yea of the Term (however determined) and otherwise as the Landlord may reasonably so require.

3.4 Not to remove or damage any of the Landlords fixtures and fittings in the Promises and to replace with similar articles of at least equal quality such fixtures and fittings as may be lost or worn out or become unfit for use;

         PROVIDED THAT all work referred to it this paragraph 3 shall be done in a good and workmanlike master and to the reasonable satisfaction of the Surveyor AND PROVIDED THAT nothing in this paragraph 3 shall oblige the Tenant to put the Premises into a better state of repair than they are at the commencement of this Lease as evidenced by the Schedule of Condition, AND PROVIDED FURTHER THAT the liability of the Tenant under this paragraph shall not extend to damage caused by any of the Insured Risks unless the insurance shall have been vitiated or insurance monks rendered irrecoverable in whole or in part by any sot omission neglect or default of the Tenant any undertenant or their respective employees, servants, agents independent contractors, customers, visitors, licensees, invitees or my other person under the Tenant's or the undertenant's control.

3.5 The Tenant shall give written notice to the Landlord immediately on becoming aware of:

         (a)      any damage to or destruction of the Premises; or

         (b) any defect or want or repair in the Premises (including, without limitation, any relevant defect within the meaning of section 4 Defective Premises Act 1972) which the Landlord is liable to repair under this Lease or which the Landlord is or may be liable to repair under common law or by virtue of any Enactment.

4.       NOT TO MAKE ALTERATIONS

4.1 Not to make any alteration or addition to the Premises which would reduce or otherwise adversely affect the value of the Landlord's reversionary interest in the Premises or the prospects of re-letting or the letting or re-letting value thereof (as to which the decision of do Surveyor shall be conclusive).

4.2 Without prejudice to the prohibition in paragraph 4.1, not to demolish the existing buildings comprising the Premises or construct new buildings or make any alteration, addition or improvement so the Premises whether structural or otherwise except as expressly permitted under paragraph 4.3.

4.3 The Tent may carry out alterations, additions or improvements to the Premises which do not affect my part of the exterior or structure of the Premises where:

         (a) the Tenant has submitted to the landlord detailed plans and specifications showing the works; and

         (b) the Tenant has given to the landlord such covenants relating to the carrying out of the works as the Landlord may reasonably requite (including (but not limited to) reinstatement of the Premises at the expiration or sooner determination of the Term);

         (c) the Tenant has, if so required by the Landlord, provided the Landlord with suitable security which will allow the Landlord to carry out and complete the works if the Tempt falls to do so; and

         (d) the Tenant has obtained Consent to the works (which shall not be unreasonably withheld or delayed).

         PROVIDED THAT the Tenant shell indemnity the Landlord against any liability for any tax assessed upon the Landlord by reason of any such alteration, creation or addition to the Premises carried out by or on behalf of the Tenant.

4.4 Without prejudice to any other rights of the landlord immediately upon the Landlord by notice in waiting to that effect requiring them so to do to remove all additional buildings, erections, works, alterations or additions whatsoever to the Premises for which Consent has not first been obtained pursuant to the provisions of paragraph 4.3 (herein called the "Unauthorized Works"), and to make good and restore the Premises to the state and condition thereof before the Unauthorized Works were carried out and if the Tenant shall neglect to do so for seven days after such notice, then it shall be lawful for the Surveyor , the Landlord and the Landlord's servants, contractors, agents and workmen to enter upon the Premises and to remove the Unauthorized Works and to make good and restore the same to the state and condition existing before the carrying out of the Unauthorized Work, and all expenses of so doing shall be repaid to the Landlord by the Tenant within seven days of a written demand in that behalf.

5.       TO PERMIT ENTRY

5.1 To permit the Landlord, the Surveyor and their respective workmen and persons duly authorized by them, respectively, on reasonable notice (except in emergency) at reasonable hours to enter the Premises for the purposes of:

         (a)      viewing the same;

         (b) taking Inventories of the fixtures, fittings, appliances and equipment to be yielded up at the expiration or sooner determination of the Term;

         (c) inspecting for defects in and recording the condition of the Premises or any other breaches of covenant on the part of the Tenant;

         (d) inspecting, cleansing, maintaining, repairing, altering, renewing or adding to the Estate or the Landlord's Neighboring Premises as any other premises adjoining the Premises (whether beside, under or over) or any Service Channels not comprised within the Promises;

         (e) performing any covenant complying with any condition or pursuant to any reservation contained in this Lease;

         or any other reasonable purpose connected with the management of the Premises or the Estate or the Landlords Neighboring Premises or the Landlord's interest therein PROVIDED THAT the Landlord shall make good all damage to the Premises caused by such entry as soon as practicable without the payment of compensation to the Tenant.

6.       TO REPAIR ON NOTICE.

6.1 To make good to the reasonable satisfaction of the Surveyor within two months or sooner if requisite (or immediately in case of emergency) any defect in the repair or decoration of the Premises for which the Tensed is liable hereunder or any other want of compliance with any of the obligations on the part of the Tenant under this Lease of which the Landlord or the Surveyor has given notice in writing to the Tenant or left notice in writing as the Premise.

6.2 If the Tenant shall not comply with paragraph 6.1, the Tenant shall permit the Landlord, the Surveyor and their respective workmen (without prejudice to any other remedy of the Landlord) to enter the Premises and make good such defect, breach or want of compliance as aforesaid without the payment of any compensation to the Tenant and all expenses of so doing (including legal costs and Surveyor's fees properly incurred) shall be paid by the Tenant to the Landlord on demand and shall be recoverable as rent in arrears.

7.       TO PAY LANDLORD'S COSTS

7.1 To pay the Landlord's costs and expenses (including legal costs and Surveyor's and other professional fees) such costs and expenses to be reasonable and proper:

         (a) In or in contemplation of any proceedings relating to the Premises under sections 146 and/or 147 of the Law of Property Act 1925 or the preparation and service of notice thereunder (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under section 146 is complied with by the Tenant or the Tenant has been relieved under to provisions of the said Act and notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court).

         (b) In the preparation and service of any Schedule of Dilapidation at any time during or within the three months after the Term.

         (c) In connection with the recovery of arrears of rend due from the Tenant hereunder (including, but not limited to, bailiff's commission incurred by the Landlord of and incidental to every distress levied by the Landlord on the Tenant's goods for the recovery of overdue rent or other suns due under this Lease).

         (d) In connection with approving plans and specifications required hereunder and the supervision and inspection of alterations, erections, additions and any other works carried out by the Tenant and any undertenant.

         (e) In respect of any application for Consent required by this Lease whether or not such Consent be granted.

8.       AS TO USE AND SAFETY.

8.1 Not to keep or use or permit, or suffer to be kept or used on the Premises any materials which are inflammable, explosive or otherwise dangerous (save in accordance with health and safety legislation), nor any machinery, apparatus or equipment or any other thing which may attack or in any way injure by percolation, corrosion, vibration, excessive weight strain or otherwise the surfaces, floors ceilings, roofs contents, or structure of any building comprised therein and in the Estate or in the Landlord's Neighboring Premises (or either of them), the keeping or using whereof may contravene any Enactments.

9.       NOT TO SUE FOR UNLAWFUL OR ILLEGAL PURPOSES OR CAUSE NUISANCE.

9.1      Not to:

         (a) use or permit or suffer the Premises or any part thereof to be use for any unlawful, illegal or immoral purpose or for the manufacture, sale or consumption of intoxicating liquors or for the manufacture, sale or consumption of Controlled Drugs, as defined by the Misuse of Drugs Act of 1971 (otherwise by a practitioner or pharmacist, as defined by that Act), or for the manufacture, publication or sale of any article or thing which may, in the opinion of the Landlord, be pornographic, offensive or obscene or for betting, gaming or lotteries or as a hotel, club, billiards saloon, dance hall, funfair or amusement premises or for an auction or for any noisy, noxious or offensive trade or business; and

         (b) do or permit or suffer to be done on the Premises or any part thereof anything which may be or become or cause an annoyance, inconvenience, nuisance, damage, disturbance, injury, or danger of or to the Landlord or to the owners, lessees, or occupiers of any premises in the neighborhood or which, in the opinion of the Landlord, would be detrimental to the use or development of the Premises, the Estate and of any Landlord's Neighboring Premises (or any of them ), and to pay to the Landlord all costs, charges and expenses which may be incurred by the Landlord in abating any nuisance on or arising from the Premises, and executing all works as may be necessary for such purpose.

         (c) use any radio, television, video or sound system audible outside the Premises or play or suffer to be played any musical instrument audible outside the Premises.

10.      NOT TO RESIDE

10.1 Not to reside on the Premises and not to create or permit or suffer to be created any residential tenancy or residential occupation of the Premises or any part thereof.

11.      AS TO USER.

11.1 Not to use the Premises or any part thereof other than for a purpose appropriate to a Science Park that is to say any one or more of the following uses:

         (a)      scientific research associated with industrial production;

         (b) light industrial production of kind which is dependent on regular consultation with either or both of the following

                  (i) the Tenant's own research, development and design staff established in the Cambridge Study Area;

                  (ii) the scientific staff or facilities of the University or of local scientific institutions;

         (c) ancillary buildings and works appropriate in the sole opinion of the Landlord to the use of the Premises as an integral part of a Science Park.

12.      TO KEEP OPEN AND SECURITY.

12.1 Not to permit the Premises to remain vacant or unattended for more than 72 hours unless it is first made fully secure.

12.2 To indemnify the Landlord against any empty property rate or penal rate levied or accessed upon the Landlord by reason of the Premises having been left empty.

12.3 To ensure that the Landlord at all times has written notice of the names and addresses and telephone number of at least one keyholder of the Premises.

13.      DISPLAYS AND ADVERTISEMENTS

13.1 Not to display or permit to be displayed on any part the Premises so as to be visible outside the Premises any name, writing, notice, sign, placard, sticker or advertisement of whatsoever nature other than a notice or sign (not being a "Neon" notice or sign or any notice or sign of a similar nature), displaying the name of the Tenant and the name of the building comprised within the demise (if any) first approved to writing by the Landlord, such approval not a be unreasonably withheld or delayed and not to place, leave or install any merchandise or display outside the Premises, and on any breach by the Tenant, the Landlord, the Surveyor and their respective workmen may, without notice and without prejudice to any other remedy of the Landlord, remove the cause of the breach of this covenant and shall not be liable to make good any loss or pay compensation for so doing.

14.      TO KEEP CLEAN

14.1 Not to allow any rubbish or refuse of any description to accumulate upon the Premises save in suitably located dustbins provided by the Tenant for that purpose and so often as it shall be necessary or desirable and, in any event, at least once a week to cause such dustbins to be emptied.

14.2 Generally to keep the premises (including, but and limited to, forecourts, roads and paths) clean and tidy and properly lighted internally and externally.

14.3 To clean the inside and outside of all windows in the Premises at least once each month.

14.4 Not to bring or keep, or suffer to be brought or kept, upon the Premises anything which in the reasonable opinion of the Landlord are or may become unclean, unsightly or detrimental to the Premises, the Estate or the Landlord's Neighboring Premises and nearby premises (or any of them).

14.5 Not to discharge into any Service Channel oil, grease solids, or other deleterious matter or any substance which might be or become a source of damage or injury to the drainage system of the Premises, the Estate or the Landlord's Neighboring Premises (or any of them), or which may pollute the water of any watercourse so as to render the Landlord liable to action or proceedings by any person or body and generally to keep the Service Channels comprised within the demise unobstructed.

15.      TO COMPLY WITH ENACTMENTS AND GIVE NOTICE.

15.1 At the Tenant's own expense, to comply with the provisions and requirements of all Enactments or as prescribed or required by any competent authority, court or body so far as they relate to or affect the Premises or the owner or occupier thereof.

15.2 At the Tenant's own expense, to do all works and all other things so as to comply with paragraph 15.1 above including, (without prejudice to the generality of the foregoing) the obtaining of any fire certificate required for the Premises.

15.3 Within seven days of receipt of notice thereof, to give to the Landlord particulars of any provision or requirement of all Enactments or as prescribed or required by any competent authority, court or body or proposal therefor relating to the Premises, the Estate or the Landlord's Neighboring Premises (or any of them), or the condition or use thereof, respectively, and at the request an cost of the Landlord in making such objection or representation against any such proposal as the Landlord shall reasonably require.

15.4 To pay to the Landlord upon demand a due proportion of all reasonable costs, charges and expenses (including the Surveyor's and other professional advisers' fees) properly incurred by the Landlord of or incidental to:

         (a) complying with all provisions and requirements of all Enactments or as prescribed or required by any competent authority, court or body; and

         (b)      doing all works and other things so as to comply therewith;

         so far as the same relate to any premises capable of being used or enjoyed by the Tenant in common or jointly with any other person or the use thereof.

16.      TO COMPLY WITH THE PLANNING ACTS.

16.1 At all times during the Term to comply in all respects with the provisions and requirements of the Planning Acts and any regulations or orders made thereunder and all licenses, consents, permissions and conditions (if any) granted or imposed thereunder so far as the same, respectively, relate to or affect the Premises or any part thereof and to keep the Landlord fully and effectually indemnified against all actions, proceedings, damages, costs, expenses, claims and demands whatsoever is respect of or arising as of any contravention of the Planning Acts and against the cost of any permissions and consents thereunder and the implementation thereof.

16.2 In the event of the Landlord giving Consent to any of the matters in respect of which the Landlord's Consent shall be required pursuant to the provisions of any covenant or condition contained in this Lease to apply at the cost of the Tenant to the local and planning authorities for all necessary consents and permissions in connection therewith and to give notice to the Landlord of the granting or refusal (as the case may be) of all such consents and permissions forthwith on the receipt thereof.

16.3 in the event of the said Planning Authority agreeing to grant such necessary consent or permission only with modifications or subject to conditions to give to the Landlord forthwith full particulars of such modifications or conditions, AND, if such modifications or such conditions shall, in the reasonable opinion of the Landlord, be undesirable, then the Tenant shall not implement or proceed with the matters, works or change of use to which the application relates.

16.4 If the Tenant shall receive any compensation in respect of the Premises under or by virtue of the Planning Acts forthwith to make such provision as is just and equitable for the Landlord to receive their due benefit from such compensation.

16.5 Not to apply for or implement any planning permission in respect of the whole or any part of the Premises if such application or the implementation thereof would or might give rise to any tax charge or other levy payable by the Landlord.

16.6 Unless the Landlord shall otherwise direct to carry out before the expiration or sooner determination of the Term any works stipulated to be carried out to the Premises by a date subsequent to such expiration or sooner determination as a condition of the grant of any planning permission obtained by the Tenant during the Term.

17.      INSURANCE

17.1 Not to do or omit to do (or permit or suffer to be done or emitted to be done) anything whereby the policy or policies of insurance on the Premises against the Insured Risks may become void or voidable or whereby the rate of premium thereon or upon the Estate or the Landlord's Neighboring Premises (or any of them) or the maybe increased or cause the insurers to impose more onerous terms on such policy or policies and to repay to the Landlord all sums paid by way of increased premiums and any expenses incurred by the Landlord in or about any renewal of such policy or policies consequent upon a breach of this covenant and all such sums shall be added to the rent herein reserved and be recoverable upon demand as rent and in the event of the Premises or any part thereof being damaged by the Insured Risks and the insurance money under any insurance effected against the same being wholly or partly irrecoverable by reason solely or in part of any omission, neglect or default of the Tenant or any undertenant, then, and in every such case, the Tenant will forthwith pay to the Landlord the whole or (as the case may require) an appropriate proportion of the costs of completely rebuilding and reinstating the Premises, provided that the Tenant's obligations under this paragraph shall apply only to the policy or policies the terms of which have been most recently notified to the Tenant by the Landlord (whether under the provisions of paragraph 2.3 of schedule 5 or otherwise).

17.2 To comply with any requirements or recommendations of the insurers of the Premises.

17.3 Unless insured by the Landlord to insure and keep insured in the joint names of the Landlord and the Tenant, the plate and other glass windows, doors and partitions in the Premises against breakage or damage, howsoever causes, in its full reinstatement value for the time being with some Insurance Office approved in writing by the Landlord and whenever so required to produce to the Landlord the policy of such insurance and the receipt for the current year's premium.

17.4 On each occasion that the plate or other glass is broken or damaged, to reinstate the same forthwith with glass of at least the sane nature, thickness and quality.

18.      TO INDEMNIFY.

18.1 To keep the Landlord fully and effectually indemnified from and against all liability in respect of losses, damages, proceedings, claims, costs, expenses and any other liability whatsoever arising from or in connection with:

         (a)      the injury or death of any person;

         (b)      damage to or destruction of any property whatsoever;

         (c) the infringement, disturbance or destruction of any rights, easements or privileges;

         (d) the breach by the Tenant of any of the terms, covenants and conditions on the part of the Tenant herein contained arising directly or indirectly out of

                  (i) the repair, condition or use of the Premises or of any alteration to the Premises or works carried out r in the course of being carried out to the Promises;

                  (ii) anything now or hereafter attached to or projecting from the Premises and which has been constructed or installed by the Tenant, its undertenants, their respective employees, customers and invitees and anyone else under their respective control;

                  (iii) any act, default or negligence of any person or body other than the Landlord;

         and to insure against such liability in a reputable Insurance Office.

19.      DEALINGS WITH THE PREMISES.

19.1 Unless expressly permitted under paragraph 19.9 or by a Consent granted under paragraphs 19.2, 19.3 or 19.4 or the Tenant shall not assign, underlet, charge, part with or share possession or occupation of all or any part of the Premises, nor hold the Premises on trust for any other person.

19.2 The Landlord shall not unreasonably withhold or delay Consent to a legal charge of the whole of the Premises.

19.3 The Landlord shall not unreasonably withhold or delay Consent to an assignment of the whole of the Premises, but the Landlord and the Tenant agree for the purposes of Section 19(1A) Landlord and Tenant Act 1927 that the Landlord may withhold that Consent unless the following conditions are satisfied:

         (a) in relation to either a prospective assignee or any prospective guarantor or guarantors:

                  (i) that party shall in the reasonable opinion of the Landlord be a substantial and respectable body or person; and

                  (ii) that party has submitted references reasonably satisfactory to the Landlord.

         (b) the prospective assignee is not a Group Company or a Connected Person unless the proposed assignment is to a Group Company in connection with a bona fide reconstruction or amalgamation of the Tenant's group of companies;

         (c) in the reasonable opinion of the Landlord, the prospective assignee is of sufficient financial standing to enable it to comply with the Tenant's covenants in this Lease;

         (d) the Tenant and the Surety (and any former Tenant or Surety who, by virtue of there having bean an "excluded assignment" as defined in Section 11 of the Landlord and Tenant (Covenants) Act 1995 has not bean released from the Tenant's covenants in this Lease), enters into an authorized guarantee agreement within the meaning of the Landlord and Tenant (Covenants) Act 1995 with the Landlord in the form set out in
                  Schedule 7 or on such other terms as the Landlord may reasonably require;

         (e) if the Landlord reasonably requires, a guarantor or guarantors acceptable to the Landlord acting reasonably has guaranteed to the Landlord the due performance of the prospective assignee's obligations in the form set out in Schedule 6 or on such other such terms as the Landlord may reasonably require; and

         (f) any security for the Tenant's obligations under this Lease which the Landlord holds immediately before the assignment is continued or renewed in each case on such terms as the Landlord may reasonably require in respect of the Tenant's liability under the authorized guarantee agreement referred to in paragraph 19.3(d) (but this paragraph shall not apply to any authorized guarantee agreement entered into by a former Tenant or by any guarantor of a former Tenant) and;

         (g) any sum due from the Tenant to the Landlord under this Lease (or any deed of variation, license, Consent or other document supplemental to or associated with this Lease) is paid; and

         (h) the Landlord has received an undertaking from the Tenant's solicitors in such form as the Landlord may reasonably require to pay the Landlord on demand the reasonable legal and surveyor's costs and disbursements (including Value Added Tax) properly incurred by the Landlord in considering the Tenant's documentation whether or not the application is withdrawn or the Consent is granted; and

         (i) the prospective assignee (and any guarantor of the assignee) enters into direct covenants with the Landlord to observe and perform the Tenant's obligations under the Lease then past, present and future during the period that the Term is vested in that assignee and any subsequent period during which such assignee and/or guarantor is liable under any authorized guarantee agreement referred to in paragraph 19.3(d) above.

19.4 The Landlord shall not unreasonably withhold or delay Consent to an underletting of any Lettable Unit as distinct from the whole or any other part of the Premises where all of the following conditions are satisfied:

         (a) the prospective undertenant has produced references in a form reasonably acceptable to the Landlord;

         (b) the prospective undertenant has covenanted with the Landlord to observe and perform until it assigns the underlease with Consent as required by the underlease the Tenant's covenants and obligations in this Lease (except the covenant to pay rent and insofar only as such covenants affect the underlet Premises);

         (c) if the Landlord reasonably requires a guarantor or guarantors acceptable to the Landlord has guaranteed the due performance by the undertenant of its above covenant in such terms as the Landlord may reasonably require; and

         (d)      no fine or premium is taken for the grant of the underlease;
                  and

         (e) the basic rent payable under the underlease is not less than the best rent reasonably obtainable for the underlease; and

         (f) any rent free period or other financial inducements given to the undertenant are no greater than is usual at the time in all the circumstances; and

         (g) the form of the underlease has been approved in writing by the Landlord (approval not to be unreasonably withheld or delayed where the provisions of it are consistent with the provisions of this Lease and where the basic rent is reviewable at the same times and on the same terms as the Basic Rent); and

         (h) any such underlease shall be excluded from the operation of Sections 24-28 Landlord and Tenant Act 1954; and

         (i) the total number of such underleases which may subsist at any time during the Term shall not exceed four and at any time the Premises may not comprise more than four separate units of accommodation to the intent that if the Tenant remains in occupation of the Premises, not more than three such underleases may subsist; and

         (j) any such underlease shall contain provisions enabling the Tenant (as lessor) to recover from the undertenant by way of rent a due proportion of the sum due under this Lease in respect of insurance of the Premises and of the cost to the Tenant of repairing, decorating and operating the Premises and

         (k) any such underlease shall preclude further underletting of all or part of the underlet premises.

19.5     The Tenant shall:

         (a) enforce against any undertenant the provisions of any underlease and shall not waive them;

         (b) operate the rent review provisions contained in any underlease so as to ensure that the rent is reviewed at the correct times and in accordance with those provisions; and

         (c)      not accept a surrender of part only of the underlet premises.

19.6 The Tenant shall not without Consent (which shall not be unreasonably withheld or delayed):

         (a)      vary the terms of any underlease; or

         (b)      agree any review of the rent under any underlease.

19.7 The Tenant shall not require or permit any rent reserved by any underlease to be commuted or to be paid more than one quarter in advance or to be reduced.

19.8 Any Consent granted under this paragraph 19 shall (unless it expressly states otherwise) only be valid if the dealing to which it relates is completed within two months after the date of the Consent.

19.9 The Tenant may (after giving written notice to the Landlord containing all relevant information) share occupation of the Premises with any Group Company on condition that the sharing shall not create any relationship of Landlord and tenant and that on any occupier ceasing to be a Group Company the occupation shall immediately cease to be otherwise in accordance with this paragraph 19.

20.      TO GIVE NOTICE OF ASSIGNMENT, DEVALUATION, ETC.

20.1 To produce a certified copy of every assignment, underlease, transfer, charge, Probate Letters of Administration, order, instrument or other writing affecting or evidencing any transmission or devolution of any estate or interest in the Premises or any part thereof to the solicitors of the Landlord for registration within one month from the date thereof and to pay to the Landlord's solicitors their reasonable fees for each such registration.

20.2 Within seven days of an assignment of this Lease to give to the Landlord written notice of the person to whom future rent demands should be sent.

20.3 Upon being requested so to do by the Landlord from time to time to supply the Landlord with such details of the occupiers of the Premises and the terms upon which they occupy.

21.      AS TO LOSS OR ACQUISITION OF EASEMENTS

21.1 Not to permit any easement or right comprised in, belonging to or used with the Premises or any part thereof from being obstructed or lost.

21.2 Not to give to any third party any acknowledgement that the die Tenant enjoys the access of light to any of do windows or openings in the Premises by the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any such windows or openings.

21.3 To take all such steps that may be necessary to prevent the acquisition of any easement or right against, over, upon or under the Premises or any part thereof and any encroachment thereon and to give to do Landlord immediate notice of my encroachment or threatened encroachment upon the Premises or any attempt to acquire any easement or right under or over the Premises which shall be within the Tenant's knowledge and to do all such things as may be necessary to prevent any encroachment being made or any new easement being acquired.

22.      TO PRODUCE PLANS/DOCUMENTS

22.1 If and whenever called upon so to do to produce to the Landlord or the Surveyor all such plans, documents or other evidence as the Landlord may from time to time require to satisfy themselves that the Tenant has complied in all respects with the provisions of the Tenant's covenants herein.

23.      NOT TO INTERFERE WITH RESERVED RIGHTS

23.1 Not to interrupt or interfere with any reasonable exercise of the rights contained or referred to in schedule 2.

24.      TO PERMIT ENTRY FOR RELETTING, ETC.

24.1 During the last six months before the expiration or sooner determination of the Term or after the expiration thereof (or at any time during the Term in the event of a sale of the Landlord's interest in the Premises) to permit the Landlord and the Surveyor to enter upon the Premises and to affix upon any suitable part or parts thereof a notice board or boards for reletting or other disposal of the Premises and not to remove or obscure the same and at all reasonable times in the daytime to permit all persons authorized by the Landlord or the Surveyor to enter and inspect the Premises following reasonable prior notice.

25.      TO YIELD UP

25.1 At the expiration or sooner determination of the Term peaceably and quietly to surrender and yield up to the I.andlord the Premises (together with all keys thereto) with vacant possession so repaired, maintained, decorated, cleansed, glazed, painted and kept as herein provided and if so required by the Landlord to remove such tenants and trade fixtu5es as the Landlord may specify the Tenant making good all damage caused by the removal of these to the satisfaction of the Surveyor.

26.      NEW SURETY

26.1 If during the Term any surety (which expression in this paragraph 26 includes any guarantor) for the time being of the Tenant's obligations under this Lease (or any of them if there is more than one):

         (a) (being an individual) dies, has a bankruptcy order made against the surety or an interim receiver appointed in respect to the surety's property; or

         (b) (being a company) enters into liquidation, has an administration order made in respect of the surety or has a receiver (administrative or otherwise) appointed of any of the surety's undertaking or assets the Tenant will give the Landlord notice of that fact within fourteen days of occurrence of the event and if required by the Landlord will within twenty-eight days of the event procure that some other person acceptable to the Landlord enters into a deed of covenant with the Landlord in the same terms (mutatis mutandis) as the original surety.

27.      AS TO VALUE ADDED TAX

27.1 On demand to discharge any liabilities of the Landlord relating to value added tax (or any substituted tax) in respect of any supply of goods or services for value added tax purposes made pursuant to or in consequence of this Lease.

27.2     For the purposes of this paragraph:

         (a) "VAT" means value added tax or any tax charged in addition to or substitution for it;

         (b)      "VAT Act" means the Value Added Tax Act 1994; and

         (c) any reference to a statute or statutory instrument includes a reference to any later statute or statutory instrument replacing or amending it.

27.3     The Tenant covenants:

         (a) to be at the time of this Lease and to remain at all times during the Term and at any time any supply under this Lease is made to the Tenant a taxable person within the meaning of the VAT Act; and

         (b) not to use or intend to use or permit the use of the Premises at any time during the Term for any purpose or purposes other than eligible purposes (within the meaning of Article 3A of Schedule 10 VAT Act).

27.4 The parties intent that the supplies effected by this Lease are standard rated for VAT purposes and the Tenant covenants not to negate or challenge the treatment of such supplies as standard rated for VAT purposes.

28.      AS TO MAINTENANCE CONTRACTS.

28.1 Where there are within the Premises any lifts, hoists, boilers or air-conditioning or central heating installations to enter into and maintain throughout the Term, maintenance and safety contracts with reputable engineers for the maintenance and safety of the same and to produce to the Landlord on demand any such contract and the receipt for the current payments or premiums thereunder.

29.      STATUTORY ACQUISITIONS

29.1 Not to do or omit to do any act, matter or thing as a consequence whereof the Landlord's reversion immediately expectant upon the determination of the Term shall become liable to acquisition pursuant to any Enactments.

30.      FIRE FIGHTING APPLIANCES

30.1 To keep the Premises sufficiently supplied end equipped with such suitable fire fighting and extinguishing appliances as shall from time to time be required by law or by the local or other competent authority and by the Landlord's insurers and such appliances shall be open to inspection and shall be properly maintained and also not to obstruct the access to or means of working such appliances or the means of escape from the Premises in case of fire.

31.      EXISTING ENCUMBRANCES

31.1 To observe and perform all covenants in respect of the Premises arising from the Existing Encumbrances so far as they affect the Premises and we still subsisting.

32.      NOT TO OBSTRUCT

32.1 Not to permit any vehicles to stand on the roadways comprised within the Estate or on any other part of the Estate except on such parts as shall from time to time have been authorized by the Landlord or shall have been designated by the Landlord as a loading bay for the Tenant (but during the period of loading and unloading of vehicles only) and not to park on or obstruct any communal part of the Estate.

33.      TO COMPLY WITH REGULATIONS

33.1 To comply with all reasonable regulations made by the Landlord form time to time for the management of the Estate and of any land or premises used or to be used in common or jointly with any other person and to procure that the Tenants employees and all persons under the control of the Tenant shall at all times observe and perform the same.

34.      AS TO WATER SUPPLY

34.1 Not to use or permit or suffer to be used the supply of water to the Estate for any purpose other than the Tenant's purposes hereby permitted and not in my event to use the same or permit or suffer the same to be used for research or industrial purposes without the provision of a proper recirculation system to a specification first approved by the Statutory Water Undertaker or otherwise in compliance with the reasonable recommendations of the Water Authority.

35.      TO COMPLY WITH PLANNING AGREEMENTS

35.1 In addition to and not in substitution for or limitation of the covenants contained herein and in particular the Tenant's covenants as to the use of the Premises or my part thereof to observe and perform all the covenants on the Landlord's part in the Planning Agreements respectively contained and the agreements and provisions of the Planning Agreements to the extent that the same affect the Premises or any part thereof and at all times to indemnify the Landlord against any breach or non-observance of the same.

36.      TO PAY COST OF DAMAGE

36.1 Without prejudice to any other provisions herein contained to pay to the Landlord on demand the full cost as assessed by the Surveyor of making good any damage to the said roads colored brown on the Plan and any road fittings including but not limited to lighting and signs or any other put of the Estate whether occasioned by the Tenant, any undertenant or their respective employees, servants, agents, independent contractors, customers, visitors, licensees, invitees or any other person under the Tenant's or the undertenant's control.

                                   SCHEDULE 5

                              LANDLORD'S COVENANTS

1.       AS TO QUIET ENJOYMENT

1.1 That the Tenant paying the rents hereby reserved at the times and in the manner herein appointed, and performing and observing the covenants on the Tenant's part and the condition agreements and stipulations herein contained may peaceably enjoy the Premises for the Term without any lawful interruption from the Landlord or any person lawfully claiming under or in trust for the Landlord.

2.       TO INSURE

2.1 That the Landlord will, during the Term, insure and keep insured, in some established Insurance Office, the Premises (excluding all plate and other glass therein) against the Insured Risks with a sum assured to cover the following:

         (a) the full reinstatement value thereof (excluding the amount of any insurance excess for which the Tenant shall be liable) to be determined from time to time by the Landlord; and

         (b) architect's, surveyor's and other professional fees, demolition, site clearance and the cost of boarding and propping, including a due allowance for cost increases over any likely rebuilding period; and

         (c)      three years' loss of rent; and

         (d) liability attaching to the Landlord as owners or landlords of the Premises; and

         (e)      incidental expenses.

         AND where there are within the Premises goods or passenger lifts, hoists, air conditioning or central heating installments the Landlord may insure the same (or any of them) separately in such manner and for such amount as the Landlord may from time to time determine.

2.2 The Landlord shall have full power to settle and adjust with the insurers all questions with regard to the liability of the insurers and the amount or amounts payable under any policy.

2.3 The Landlord will, whenever reasonably requested, but not more than once in every year, produce to the Tenant a copy of the insurance policy (or a summary of the terms of it), and evidence of payment of the current premium.

                                   SCHEDULE 6

                        SURETY'S COVENANTS AND AGREEMENTS

1.       COVENANTS BY SURETY

1.1      the Surety HEREBY COVENANTS with and guarantees to the Landlord that:

         (a) at all time during the Term, and until this demise is lawfully brought to an end and the Landlord has beneficial occupation of the Premises, or until the Tenant assigns this Lease as a whole with Consent as required by this Lease (if earlier), or otherwise if the Tenant remains liable for payment under the Landlord and Tenant Act of 1954 to pay the rents hereby reserved and all other sums and payments covenanted and/or agreed to by paid by the Tenant at the respective times and in manner herein appointed for payment thereof, and will also duly perform and observe and keep the several covenants and provisions on the Tenant's part herein contained; and

         (b) the Surety will pay and make good to the Landlord all losses, liabilities, costs and expenses sustained by the Landlord through the default of the Tenant in respect of any of the before mentioned matters; and

         (c) that any neglect or forbearance of the Landlord in endeavoring to obtain payment of the said several rents and payments, as and when the same become due or their delay to take any steps to enforce performance or observance of the several covenants and provisions herein on the Tenant's part contained and any time which may be given by the Landlord to the Tenant, shall not release or in any way lessen or affect the liability of the Surety under the guarantee on the Surety's part herein contained; and

         (d) if the Tenant (being a Company) shall become the subject to an administration order, or be the subject of a winding up order by the Court, or otherwise go into liquidation, or if the Tenant (being an individual) shall be adjudged bankrupt and the Liquidator or Administrator or the Trustee of the bankrupt's estate (as the case may be) shall disclaim this Lease and if the Landlord shall within three months after such disclaimer by notice in writing, require the Surety to accept a lease of the Premises for a term equal to the residue which, if there had been no such disclaimer, would have remained of the Term at the same rents and under the like covenants and provisions as are reserved by and contained in the Lease, the said new lease, and the rights and liabilities thereunder to take effect as from the date of the said disclaimer, then, and in such case, the Surety shall accept such lease accordingly and execute and deliver to the Landlord a counterpart thereof in all respects at the sole cost of the Surety; and

         (e) upon demand to pay to the Landlord Interest on all amounts due under this paragraph 1 form the date the same respectively fell due until the date of payment thereof.

2.       AGREEMENTS BY SURETY

2.1      It is hereby agreed and declared that:

         (a) the Surety covenants as principal debtor and not as guarantor and, accordingly (for the avoidance of doubt):

                  (i) it shall be necessary for the Landlord to resort to or seek to enforce any other guarantee or security (whether from the Tenant or otherwise) before claiming payment hereunder; and

                  (ii) until all monies and liabilities due or incurred by the Tenant to the Landlord have been paid or discharged in full notwithstanding payment in whole or in part of the amount by the Surety or any purported release or cancellation hereof, the Surety shall not, by virtue of any such payment or on any other ground:

                           (A) claim any set off or counter claim against the Tenant in respect of any liability on the part of the Surety to the Landlord; and

                           (B) make or enforce any claim or right against the Tenant or prove in competition with the Landlord or exercise any right as a preferential creditor against the Tenant or against the assets of the Tenant;

         and

         (b) the Surety's covenants herein contained shall not be affected or modified in any way the liquidation or dissolution of the Tenant or the appointment of any receiver, administrator or manager; and

         (c) the Landlord shall be at liberty at all times without affecting or discharging the Surety's liability hereunder:

                  (i) to vary release or modify the rights of the Landlord against the Tenant hereunder without the Surety's consent; and

                  (ii) to compound with discharge, release or vary the liability of the Tenant or any other guarantor or other person; and

                  (iii) to appropriate any payment the Landlord may receive from the Tenant, the Surety or any other person towards such monies due under this Lease as the Landlord shall in their absolute discretion think fit.

         (d) the Landlord and the Tenant shall be at liberty to review the rent hereunder from time to time in accordance with the provisions of this Lease without reference to the Surety and the covenants, conditions, agreements and declarations on the part of the Surety contained in this Lease shall apply to the rent as reviewed from time to time as much as to the rent reserved hereby at the commencement of the Term.

                                   SCHEDULE 7

                               GUARANTEE AGREEMENT

THIS DEED dated                               is made BETWEEN:

(1)      ("the Guarantor")

(2)      ("the Landlord")

1.       DEFINITIONS AND INTERPRETATION

1.1      In this deed:

         "Basic Rent", "Consent", "Premises", "Rent", "Rent Day" and "Term" have the same meanings as in the Lease.

         "the Lease" means [this lease] and includes where relevant any deed of variation license Consent or other document supplemental to or associated with the Lease by which the Tenant is bound whether presently existing or not.

         "Relevant Variation" means a relevant variation as defined in section 18(4) of the Landlord and Tenant (Covenants) Act 1995.

         "Secured Obligations" means the obligation to pay all sums from time to time due or expressed to be due to the Landlord from the Tenant under the Lease and to perform all other obligations which from time to time are or are expressed to be obligations of the Tenant under the Lease.

         "the Tenant" means [the proposed assignee].

1.2      In this deed unless the context otherwise requires:

         (a) references to the singular include the plural and vice versa any references to a person includes a reference to a body corporate and words importing any gender include every gender.

         (b) references to numbered clauses are references to the relevant clause in this deed.

1.3 The clause headings do not form part of this deed and are not to be taken into account when construing it.

1.4      This instrument:

         (a) is executed as a deed and by its execution the parties authorize their solicitors to deliver it for them when it is dated.

         (b)      was delivered when it was dated.

2.       GUARANTEE

2.1 This guarantee is given pursuant to a provision in the Lease requiring it to be given and is an authorized guarantee agreement for the purposes of section 16 of the Landlord and Tenant (Covenants) Act of 1995.

2.2 The Guarantor unconditionally and irrevocably covenants with and guarantees to the Landlord that Tenant will, until the Tenant assigns the Lease as a whole with Consent, pay and discharge the Secured Obligations when they fall due or are expressed to fall due under the Lease for payment and discharge.

2.3 The Guarantor shall, upon being requested to do so by the Landlord, enter into any deed of variation, license, Consent or other document to which, in each case, the Tenant is a party and which is, in each case, supplemental to the Lease, for the purpose of acknowledging that the Guarantor's liabilities under this deed extend to it, but to the extent that the document effects a Relevant Variation, paragraph 5.3 shall apply.

2.4 The guarantee and covenant in paragraph 2.2 shall impose on the Guarantor the same liability as if the Guarantor were the principal debtor in respect of the Tenant's obligations under the Lease and that liability shall continue notwithstanding (and will not be discharged in whole or in part or otherwise affected by):

         (a) any forbearance by the Landlord to enforce against the Tenant the tenant's covenants in the Lease.

         (b) the giving of time or other concessions or the taking or holding of or varying, realizing, releasing or not enforcing any other security for the liabilities of the Tenant.

         (c)      any legal limitation or incapacity relating to the Tenant.

         (d)      the Tenant ceasing to exist.

         (e) any increase or reduction in the extent of the Premises or in the rent payable under the Lease or any other variation to the Lease.

         (f)      the disclaimer of the Lease.

         (g) any other act or omission of the Landlord or any other circumstances which but for this paragraph 2.4 would discharge the Guarantor and for the purposes of this paragraph 2 the Tenant shall be deemed liable to continue to pay and discharge the Secured Obligations notwithstanding any of the above matters and any money expressed to be payable by the Tenant which may not be recoverable for any such reason shall be recoverable by the Landlord from the Guarantor as principal debtor.

3.       NEW LEASE

3.1 The Guarantor shall, if required by the Landlord in writing within the period beginning on the day of a disclaimer of this lease and expiring three months after the Landlord has been notified in writing by the Guarantor or the Tenant of that disclaimer, accept a lease of the Premises for the residue of the contractual term unexpired at and with effect from the date of the disclaimer at the same Basic Rent as reserved by the Lease (reviewable at the same times as the Basic Rent would have been reviewable under the Lease had there been no disclaimer) and subject to the same covenants and provisos, and the Tenant, on execution of the new lease, will pay Rent for the period from the date of the disclaimer to the Rent Day following the date of the lease, and the costs of and incidental to the new lease, and will execute and deliver to the Landlord a counterpart.

3.2 If the Landlord requires more than one guarantor to take a new lease, those guarantors shall take that new lease as joint tenants.

4.       SECURITY TAKEN BY GUARANTOR

4.1 Until the Secured Obligations have been paid and discharged in full. the Guarantor shall not, without consent, exercise any rights:

         (a)      of subrogation or indemnity in respect of the Secured
                  Obligations.

         (b) to take the benefit or share in or enforce any security or other guarantee or indemnity for the Secured Obligations.

5.       LIMITATION ON GUARANTOR'S LIABILITY

5.1 Nothing in this agreement shall operate so as to make the Guarantor liable for anything in respect of which the Tenant is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995.

5.2 To the extent that this deed purports to impose on the Guarantor any liability for anything in respect of which the Tenant is released from liability by the provisions of the Landlord and Tenant (Covenants) Act 1995, the relevant provision of this deed shall to that extent be void, but that shall not affect:

         (a)      enforceability of that provision except to that extent, or

         (b)      the enforceability of any other provision of this deed.

5.3 The Secured Obligations shall not include obligations arising under a Relevant Variation but the making of a Relevant Variation shall not discharge the Guarantor's liability under this deed.

6.       JOINT AND SEVERAL GUARANTORS

6.1 The liability of the Guarantor under this deed shall be the joint and several liability of all parties who have executed this deed as Guarantor and all other parties who from time to time guarantee the Tenant's obligations to the Landlord, and any demand for payment by the Landlord on any one or more of such persons jointly and severally liable shall be deemed to be a demand made on all such persons.


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6.2      Each person who has executed this deed as Guarantor, or on whose behalf this deed has been so executed, agrees to be bound by this deed, notwithstanding that the other person intended to execute or be bound by this deed may not do so or may not be effectually bound, and notwithstanding that this deed may be determined or become invalid or unenforceable against any other person, whether or not the deficiency is known to the Landlord.

[Executed by the Guarantor and the Landlord as a deed]


Signed as a deed by VIRCO U.K.      )
LIMITED acting by a director and    )
its secretary                       )


                                         ---------------------------------------
                                         Director



                                         ---------------------------------------
                                         Secretary


                                         Signed as a deed by VIRCO NV acting by:


                                         ---------------------------------------


                                         ---------------------------------------






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